INHIBRX Investor Presentation Innovation Driven Outcomes Focused

2 Presentation disclaimer This presentation of Inhibrx Biosciences, Inc. (the “Company”) contains forward-looking statements. In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements regarding the Company’s business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to clinical trials and regulatory filings and approvals, manufacturing matters, strength of intellectual property protection, and the size and growth potential of the markets for the Company’s product candidates, and any implication that pre- clinical data or preliminary or topline results will be representative of the results of later trials. This presentation also contains certain projections and estimates regarding the Company’s future financial performance, namely potential future revenue for certain of the Company’s product candidates. This information also constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of any future results. The assumptions and estimates underlying this estimated financial information are inherently uncertain and subject to a wide variety of significant business, economic competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. These potential financial information and other forward- looking statements involve substantial known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Additional information regarding the Company’s risks and uncertainties are described from time to time in the “Risk Factors” section of our Securities and Exchange Commission filings, including those described in our Annual Report on Form 10-K as well as our Quarterly Reports on Form 10-Q, and supplemented from time to time by our Current Reports on Form 8-K. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. The forward- looking statements in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. The investigational product candidates discussed in this presentation have not been approved or licensed by the U.S. Food and Drug Administration or by any other regulatory authority, and they are not commercially available in any market. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which it operates are necessarily subject to a high degree of uncertainty and risk. The Inhibrx logo is a registered trademark of Inhibrx Biosciences, Inc. All third-party trademarks used herein are registered trademarks of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities.

3 Our company To discover & develop effective biologic treatments for people with life-threatening conditions We aim to evolve into a commercial-stage biopharmaceutical company with a differentiated and sustainable product portfolio by focusing on the following: Rapidly advance and optimize clinical development. Key financial highlights: (as of 6/30/2024) Create differentiated, next-generation therapeutics in focused disease areas. Maintain our culture of innovation, execution and efficiency. Maximize the potential of our therapeutic pipeline. $226.9M Cash and cash equivalents 14.5M Common stock outstanding 19.1M* Fully diluted outstanding * Includes 3.6M options granted to employees and board of directors at a strike price of $15.86 per share and approximately 1M pre-funded warrants outstanding

4 Our company In-house expertise: 160+ employees with an experienced leadership team >300 ozekibart (INBRX-109) Patients treated to date Discovery Protein engineering Cell biology Translational research Chemistry Manufacturing and controls Clinical development and operations Company snapshot: founded Biosciences 2018 first IND 2020 IPO 2024 INBRX-101 acquisition by Sanofi $ 2010 >175 INBRX-106 Patients treated to date Commercial

Inhibrx's innovative approach to therapeutic discovery

Our core belief:
Our technology and protein engineering expertise enables us to efficiently identify optimal therapeutic formats bespoke to the target biology.

Modular protein engineering platforms


Single domain antibodies


Recombinant proteins


Engineered cytokines


Engineered Fc Domains

Rapid and iterative optimization process


Biological function
Biophysical properties
Pharmacokinetic profile
Therapeutic Format
Developability / Manufacturability
Affinity

Therapeutics tailored to disease biology


Multi-valent molecules
Molecule delivers higher clustering correlating with greater activity and more robust signal


Multi-specific molecules
Molecule binds to multiple targets allowing cross linking – a novel way of delivering the drug closer to where its needed


Fc-Fusion Proteins
Endow proteins with antibody-like PK properties

5

6 Clinical Pipeline ozekibart (INBRX-109) tetravalent DR5 agonist INBRX-106 hexavalent OX40 agonist + Precisely engineered valency to mediate optimal balance of efficacy and safety. + Registration-enabling study in chondrosarcoma underway. + Expansion of Ewing cohort following preliminary efficacy data as shown at CTOS. Phase 1 Phase 2 Phase 3 + Robust OX40 agonist superior to bivalent antibodies. + Promising clinical activity in ongoing phase 1/2. + Cohort in NSCLC- SA and in combo with IO and chemotherapy. Milestones Mid 2025 Registration- enabling Phase 2 Chondragon chondrosarcoma data + Q3 2025 Phase 1 CPI r/r NSCLC data + 2H 2025 Phase 2 randomized HNSSC initial data ozekibart (INBRX-109) tetravalent DR5 agonist Previous generation Goal: To develop a more precise DR5 agonist able to selectively induce apoptosis in tumor cells Empirically selected tetravalent DR5 agonist that restricts unwanted secondary clustering DR5 agonists with limited on target effect or unwanted off tumor toxicity Inhibrx solution ozekibart (INBRX-109): a next generation DR5 agonist with an optimized balance of efficacy and safety



INBRX-109

Death Receptor 5 (DR5 / TRAIL-R2) is highly expressed on tumorigenic, transformed or damaged cells but not normal cells, making DR5 a promising therapeutic target in oncology[1-4]



Four DR5 sdAbs

Empirically selected and engineered to avoid ADAs



Apoptosis
Tumor Cell
C
Caspase
C
Programmed Cell Death

IgG Fc

Fc engineered to minimize effector function → Prevents cross-linking and higher order clustering ozekibart (INBRX-109) characteristics:

Tetravalent	Empirically designed to simultaneously engage four DR5 molecules
Immunogenic Epitopes removed	Prevents unwanted higher order clustering via anti-drug antibodies
Effector Disabled Fc	Prevents higher order clustering and allows for antibody-like PK
Smaller Size	sdAb backbone limits molecule size (106 kDa) which may allow for better tumor penetration

8

1. Mol Cancer Ther. 2012;11(11):2541-2546. 2. Cancer Cell. 2014;26(2):177-189. 3. Haematologica. 2005;90(5):612-624. 4. Cell Res. 2005;15(6):430-438

INHIBRX

ozekibart (INBRX-109): Phase 1 trial design

INBRX-109

Study of ozekibart (INBRX-109) in patients with locally advanced or metastatic solid tumors, including sarcomas (NCT03715933)

Part 1

ozekibart (INBRX-109) single-agent dose escalation

N=20

Completed

Part 2

ozekibart (INBRX-109) single-agent dose expansion

N=116

Completed

Part 3

Dose expansion with chemotherapy

N=130

- Mesothelioma – completed
- Pancreatic adenocarcinoma – completed
- Colorectal adenocarcinoma – completed
- **Ewing sarcoma** N=50 – ongoing
  RP2D: INBRX-109 3mg/kg + IRI 50 mg/m²/day + TMZ 100 mg/m²/day
- **SDH-def solid** N=20 – ongoing
  Safety lead-in
  RP2D: INBRX-109 3mg/kg + TMZ 100 mg/m²/day

Ongoing

Primary endpoints Ewing: Clinical response, including ORR and DOR per RECIST 1.1.

Secondary endpoints Ewing: PFS.

Primary endpoint all: safety (AEs and DLTs).

Secondary endpoints all: pharmacokinetics and immunogenicity (ADAs).

Exploratory endpoints all: clinical response, predictive diagnostic biomarkers.

9

INHIBRX

Encouraging mPFS and clinical responses observed in Chondrosarcoma patients treated with ozekibart (INBRX-109)

INBRX-109

Impact of valency on DR5-mediated cell death

PFS by Kaplan-Meier analysis



1.0
0.8
0.6
0.4
0.2
0.0
PFS probability
0
5
10
15
20
Months
No. at risk
33
13
6
1
0

Overall median PFS:
7.6 months (range, 0.03-17.8 mo)
vs. <4 months historically[1-3]

Among evaluable chondrosarcoma patients (n=31), the disease control rate (DCR) was 87.1% (27/31)

+ 2 patients achieved PR (objective response rate, 6.5%), and 25 patients SD (80.6%)
+ Of those who experienced SD, 13 (52.0%) had decreases from baseline in tumor size

Although no approved agents, current guideline recommended treatment options[4] have demonstrated modest activity as measured by RECIST criteria

+ ivosidenib resulted in no CR or PR, an SD rate of 52% in patients with advanced chondrosarcoma (n=21)[5]
+ pazopanib in patients with unresectable or metastatic conventional chondrosarcoma (N=47) reported a DCR of 43% at week 16[6]

IDHmt, isocitrate dehydrogenase 1/2 mutant; PFS, progression-free survival. a Includes 1 patient from dose-escalation cohort A4 (INBRX-109 10 mg/kg) and 22 patients from dose-expansion cohort B4 (INBRX-109 3 mg/kg); b Two patients were excluded due to taking prohibited medication (n=1) or having dedifferentiated chondrosarcoma (n=1).

Selected case reports

Partial response:

March 4, 2020 (baseline) | September 3, 2020 (-61%)



+ 29-year-old white male, histologic Grade 3
+ 61% decrease in target lesions (RECISTv1.1)
+ Patient was on study for 45 weeks

Stable disease:

April 29, 2020 | September 4, 2020 (-20%)



+ 55-year-old white male, histologic Grade 3
+ 24% decrease in target lesions (RECISTv1.1)
+ Patient was on study for 77 weeks

10

1. van Maldegem A, et al. Oncologist 2019;24(1):110–6. 2. Livingston JA, et al. Oncotarget 2016;7(39):64421–30. 3. Duffaud F, et al. Eur J Cancer 2021;150:108–18.
4. NCCN. Bone cancer version 2.2022. 5. Tap WD, et al. J Clin Oncol. 2020;38(15):1693-1701. 6. Chow W, et al. Cancer. 2020;126(1):105-111.

INHIBRX

11 INBRX-109 ozekibart (INBRX-109) Phase 2 registration enabling study in chondrosarcoma + FDA fast track designation and orphan-drug designation + EMA orphan-drug designation Patients: R 2:1 Conventional chondrosarcoma, Grades 2 and 3, unresectable or metastatic. ozekibart (INBRX-109) Placebo 3 mg/kg every three weeks 3 mg/kg every three weeks N=134 N=67 Ongoing Ongoing Randomization stratified by line of therapy, Grade and IDH1/2 mutation status Data readout expected mid-2025 Primary endpoint: Progression free survival. Secondary endpoints: Overall survival, quality of life, overall response rate, duration of response, disease control rate, safety, etc. DSMB reviewed interim analyses in April 2024 and made the recommendation for trial continuation

12 INBRX-109 ozekibart (INBRX-109) in combo with IRI/TMZ in metastatic, unresectable Ewing sarcoma Efficacy Disease control rate was 76.9%, or 10 out of 13 patients as measured by RECISTv1.1. + Most common adverse events (diarrhea, nausea, and fatigue) were consistent with the known safety profile of IRI/TMZ + One patient had increased alanine aminotransferase (grade 1); no other liver-related AEs were reported Safety 20 0 -20 -40 -60 -80 Ch an ge fr om b as e lin e, % Progressive disease Partial response Best change from baseline in tumor size Classical EWS Other RCS ozekibart (INBRX-109) (n=13)b Best overall response, n (%) PR 7 (53.8) SD 3 (23.1) ORR, n (%) 7 (53.8) DCR, n (%) 10 (76.9) Best tumor response Months 0 6 12 a PR PR SD PR PR PR PR SD PD PR PD SD PD Classical EWS Other RCS Durable clinical benefitc Response start Response end PD Patient censored Ongoing progression- free patient Data cutoff: September 8, 2023. CR, complete response; DCR, disease control rate; EWS, Ewing sarcoma; ORR, objective response rate; PD, progressive disease; PR, partial response; RCS, round cell sarcoma; SD, stable disease; AE, adverse event. a Patient discontinued treatment to undergo tumor resection surgery. b One patient had not reached the first set of restaging scans and was considered nonevaluable. c Durable clinical benefit was defined as having SD, PR, or CR for >6 months. Best response prior to progression is displayed; however, if a patient’s first scan result was progressive disease, then that result is displayed. EWS, Ewing sarcoma; RCS, round cell sarcoma. 7 patients who achieved partial responses (53.8%), 5 of which were observed in classical EWS patients (71.4%) and 2 of which were observed in RCS patients (33.3%) 76.9% 53.8%

INBRX-106 hexavalent OX40 agonist Hexavalent OX40 agonist with enhanced clustering/signaling Bivalent OX40 agonists elicit weak downstream signals with limited clinical activity Previous generation Goal: To develop a potent OX40 agonist able to induce robust signal activation weak strong Inhibrx solution

INBRX-106: generating robust OX40 signaling to drive anti-tumor activity

INBRX-106

INBRX-106 is designed to boost anti-tumor T-cell activity by potently activating the OX40 co-stimulatory pathway



Six OX40 sdAbs

Designed to agonize OX40 while allowing endogenous OX40L binding


Stimulation
T cell
T
T cells
NK
NK cells
Monocytes
Dendritic cell

IgG Fc

Effector enabled Fc facilitates higher order clustering and greater downstream OX40 pathway signaling

INBRX-106 characteristics:

Hexavalent	Simultaneously engage multiple OX40 to drive enhanced clustering/signaling
Non-Competitive Binding	Complements natural ligand (OX40L) activity
Effector Enabled	Facilitates higher order clustering
Smaller Size	sdAb backbone limits molecule size (129 kDa) which may allow for better tumor penetration

14

INBRX-106 study design

INBRX-106

Phase 1/2 study of INBRX-106 ± pembrolizumab in adults with locally advanced or metastatic solid tumors—cohorts now enrolling

Part 1

INBRX-106 single-agent dose escalation

N=20

Completed

Part 2

INBRX-106 single-agent dose expansion

N=up to 70

N=3-36

NSCLC,
PD-L1+ (TPS ≥50%) or TMB ≥10 mutations/Mb

Ongoing

Part 3

Dose escalation with pembrolizumab

N=21

Completed

Part 4

INBRX-106 dose expansion with pembro ± chemo

N=up to 200

Cohort	Key inclusion criteria	Arms
N=60 **CPI R/R**	**Key inclusion criteria:** M/R NSCLC. <3 prior lines of therapy. PD-L1 TPS ≥50% or TMB ≥10 mutations/Mb.	R 1:1:1 **Alternating treatment** INBRX-106 alternating Q3W with pembro **Priming** INBRX-106 loading dose → INBRX-106 + pembro **Concurrent** INBRX-106 + pembro
N=40 **CPI naive**	**Key inclusion criteria** M/R HNSCC (non-NPC) or NPC. ≤1 prior line of chemotherapy in metastatic setting. PD-L1 CPS ≥1.	Non-NPC and other NPC
N=60 **CPI R/R or naive**	**Key inclusion criteria:** M/R NSCLC Any prior line of therapy PD-L1 TPS ≥0%	**Nonsquamous NSCLC** INBRX-106 + pembro + pemetrexed + carboplatin[a] **Nonsquamous NSCLC** INBRX-106 + pembro + pemetrexed + cisplatin[a] **Squamous NSCLC** INBRX-106 + pembro + (nab-)paclitaxel + carboplatin[a]

Ongoing

ClinicalTrials.gov identifier, NCT04198766. Protocol version 7.0; March 5, 2024. a Chemo will be administered during the first 4 cycles. Pemetrexed can be continued after 4 cycles until progression or up to 35 cycles. Chemo, chemotherapy; CPI, checkpoint inhibitor; CPS, combined positive score; HNSCC, head and neck squamous cell carcinoma; M/R, metastatic/recurrent; NPC, nasopharyngeal carcinoma; NSCLC, non-small cell lung cancer; PD-L1, programmed cell death 1 ligand 1; pembro, pembrolizumab; q3w, every 3 weeks; R, randomization; R/R, relapsed/refractory; TMB, tumor mutational burden; TPS, tumor proportion score.

15

INHIBRX

16 INBRX-106 INBRX-106 + pembro demonstrated clinical activity in patients with PD-L1+ CPI-R/R or CPI-naive HNSCC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 PD-L1 CPS 0 100 0 30 1 10 75 20 100 100 10 5 24 90 25 -60 20 -100 -80 -40 -20 0 40 Be st c ha ng e fr om b as el in e, % Cohort CPI-naïve (F4) CPI-R/R (F1) PR PD + The HNSCC patient population included was heterogeneous (1L+) and included CPI-naive patients and those with CPI-R/R disease + More than half of patients experienced a reduction in target lesions, including two patients who achieved durable complete responses Data cutoff: August 1, 2024. Preliminary data from an ongoing database (not fully validated and might slightly evolve with time). *NPC = nasopharyngeal carcinoma 60 NPC* patient (D2)

17 INBRX-106 INBRX-106 + pembro demonstrated clinical activity in patients with PD-L1+ CPI-R/R NSCLC 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 19 19 20 21 22 23 24 25 26 PD-L1 TPS 60 20 95 10 80 80 90 2 11 20 3 75 10 10 35 1 50 1 1 10 41 100 50 60 100 90 Data cutoff: August 1, 2024. Preliminary data from an ongoing database (not fully validated and might slightly evolve with time). + The NSCLC patients included were heavily pretreated (prior lines: median, 3.5; range, 1-11) and all had received prior CPI (some patients received several lines of CPI treatment) + Most patients experienced a reduction in or stabilization of target lesions. Three of the patients have had ongoing responses for more than a year. Ch an ge fr om b as el in e, % 0 -100 -80 -60 -40 -20 20 60 40 PR PD Cohort F2

Seamless Phase 2/3 study of the hexavalent OX40 agonist INBRX-106 with pembrolizumab in 1L R/M HNSCC with PD-L1 CPS ≥20

INBRX-106

Phase 2, Open label

Key inclusion criteria:

R/M HNSCC

PD-L1 CPS ≥20

HPV status confirmed

No prior systemic Tx for R/M HNSCC

R 1:1

INBRX-106 + Pembro

Pembro

Ongoing

Gating Phase 2/3

Criteria:

+ **cORR**
+ DOR
+ CBR
+ PFS_{6m}
+ safety

Phase 3, Double blind

R 1:1

INBRX-106 + Pembro

Pembro

Ongoing

Survival Follow-up

Co-primary endpoint:
PFS and OS.

Secondary endpoints:
cORR, DOR, CBR, TTCx, safety, PROs.

Randomization will be stratified by:

+ Disease status (locoregional advanced vs metastatic).
+ HPV status (positive vs negative).
+ ECOG PS (0 vs 1).

ClinicalTrials.gov identifier, NCT06295731. Protocol version 1.0; January 31, 2024. INBRX-106 to be administered every 3 weeks. Pembro 200 mg to be administered every 3 weeks. 1L, first line; CBR, clinical benefit rate; cORR, confirmed objective response rate; CPS, combined positive score; DOR, duration of response; ECOG PS, Eastern Cooperative Oncology Group performance status; HNSCC, head and neck squamous cell carcinoma; HPV, human papillomavirus; OS, overall survival; PD-L1, programmed cell death 1 ligand 1; pembro, pembrolizumab; PFS, progression-free survival; PFS6mo, progression-free survival rate at 6 months; PRO, patient-reported outcome; R, randomization; R/M, recurrent/metastatic; TTCx, time to chemotherapy; Tx, treatment.

18

INHIBRX

Investor Relations: KELLY DECK, CPA CFO 11025 N. Torrey Pines Road Suite 140 La Jolla, CA 92037 858.795.4260 ir@inhibrx.com

20 Appendix

ozekibart (INBRX-109) is a potent inducer of extrinsic cell death via the DR5 pathway


INBRX-109


DR5
FADD
Caspase activation
Tumor cell
Apoptosis

DR5 (TRAIL-R2) is a pro-apoptotic receptor for TRAIL that is widely expressed on the surface of damaged, transformed or tumor cells, but rarely and at low levels on normal cells.[1-4] TRAIL selectively induces programmed cell death via activation of the FADD and downstream caspase pathway, therefore playing an important role in tumor and viral immune surveillance[5]


TRAIL
DR5
FADD
Caspase activation
Tumor cell
moderate
Apoptosis

While the DR5 trimer is the minimal functional unit for TRAIL activity, clustering of multiple receptors at the cell-cell interface results can generate more potent apoptotic activity[6-8]


ozekibart
(INBRX-109)
DR5
FADD
Caspase activation
Tumor cell
strong
Apoptosis

Ozekibart (INBRX-109), a tetravalent DR5 agonist, is designed to simultaneously engage four DR5 molecules to drive enhanced clustering/signaling in tumor cells while minimizing off-target effects

1. Mol Cancer Ther. 2012;11(11):2541-2546. 2. Cancer Cell. 2014;26(2):177-189. 3. Haematologica. 2005;90(5):612-624. 4. Cell Res. 2005;15(6):430-438.
5. Antibodies (Basel). 2017;6(4) 6. J Biol Chem. 2012;287(25):21265-21278. 7. Cell. 2019;176(6):1477-1489.e1414. 8. Proc Natl Acad Sci U S A. 2015;112(18):5679-5684.

21

ozekibart (INBRX-109) is precision-engineered for optimal potency and safety

INBRX-109

Valency drives both DR5-induced tumor cell death and hepatocyte destruction

Impact of valency on DR5-mediated cell death

Impact of valency on cell death:



100
75
50
25
0
% Cell death
0.0001
0.001
0.01
0.1
1
10
100
1000
Test article (nM)

Impact of valency on cell death:



10000
1000
100
10
1
0.1
EC50 (pM)
5.78x
94.2x
6.35x
2
3
4
6
Valency

anti DR5 mAb bivalent

TRAIL trivalent

ozekibart (INBRX-109) tetravalent

Hexavalent DR5 hexavalent

Impact of valency on hepatotoxicity

InSphero 3D inSight™ human liver microtissue model:



125
100
75
50
25
0
Hepatocyte viability (%)
10-6
10-5
10-4
10-3
10-2
10-1
1
10
100
Ab (nM)
ozekibart (INBRX-109) tetravalent
Hexavalent DR5 hexavalent

22

INHIBRX

INBRX-106: mechanism of action


INBRX-106

Effective OX40 agonism potentiates the body's immune response towards a tumor


T cell
↑OX40
TCR
antigen
MHC
Tumor cell

The T-Cell Receptor (TCR) recognizes a tumor-associated antigen presented via MHC. In response, OX40 is upregulated on tumor reactive TILs facilitating an immune response directed towards the tumor.


↑ T cell
OX40
TCR
antigen
MHC
INBRX-106
Tumor cell

Due to its six OX40 sdAb domains, binding of hexavalent INBRX-106 facilitates higher order clustering versus bivalent and tri-valent endogenous OX40L amplifying the downstream costimulatory signal.


T cells
T
NK cells
NK
Monocytes
Dendritic cell
Tumor

Costimulatory signaling via OX40 and the TCR-MHC receptors induce survival and proliferation of activated antigen-specific CD4 T cells, increases memory T cell generation, CD8+ effector T cells, and suppress the inhibitory capacity of regulatory T cells.

23

INHIBRX

Higher OX40 valency drives superior T cell activation and reduces T_{reg} suppression

INBRX-106

CD4 T Cell Co-Stimulation[1]


CD4 Activation (CD71 MFI)
50000
40000
30000
20000
10000
0
0.00001
0.0001
0.001
0.01
0.1
1
10
100
Concentration (nM)
Bivalent OX40 mAb
INBRX-106

Reversal of T_{reg} Suppression[2]


% CD25+ CD4 T cells
30
20
10
0
Addition of Tregs
Untreated
Untreated
Bivalent OX40 mAb
INBRX-106

~2-fold increase vs bi-valent and untreated

CD8 T Cell Co-Stimulation[1]


CD8 Activation (CD71 MFI)
150000
100000
50000
0
0.00001
0.0001
0.001
0.01
0.1
1
10
100
OX40 antibody Concentration (nM)
Bivalent OX40 mAb
INBRX-106

- Hexavalent INBRX-106 engagement drives superior co-stimulation of both CD4 and CD8 T-cells versus bi-valent OX40 mAbs
- INBRX-106, but a not bivalent OX40 mAb, reduces regulatory T-cell (T_{reg}) mediated suppression of effector T-cells (T_{eff})

1. T-cell activation monitored by assessing CD71 expression following suboptimal anti-CD3-mediated stimulation
2. Reversal of Treg suppression assessed by CD25 upregulation following anti-CD3 stimulation

24

INHIBRX

25 INBRX-106 Valency drives OX40 agonism in CPI-resistant tumor models Syngeneic B16F10 Mouse Tumor Model OX40 agonism upregulates PD-L1 expression on CD4 and CD8 T-cells supporting rationale of combination with anti-PD1 agents Hexavalent INBRX-106-a* demonstrated single-agent, single-dose activity in checkpoint- inhibitor responsive and resistant syngeneic tumor models INBRX-106-a* induced more robust anti-tumor activity as single agent and in combination with anti-PD1 0/10 CRs 1/10 CRs0/10 CRs 0/10 CRs 6/10 CRs 3/10 CRs Vehicle Bivalent OX40 mAb Hexavalent INBRX-106-a* Anti-PD1 Alone Anti-PD1 + Bivalent OX40 mAb Anti-PD1 + Hexavalent INBRX-106-a* *INBRX-106 mouse surrogate